SECURITIES AND EXCHANGE COMMISSION
			    WASHINGTON, D.C. 20549
		      _________________________________

				   FORM 8-K

				Current Report
		    Pursuant to Section 13 or 15(d) of the
		       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 26, 2001


			   THE KINGSLEY COACH, INC.
	   (Exact name of Registrant as Specified in its Charter)


	Delaware                   0-21733                 23-3003600
----------------------------------------------------------------------------
(State of Incorporation)      (Commission File           (IRS Employer
			       Number)                  Identification No.)


		     64 Old Route 522, Middleburg, PA 17842
		     --------------------------------------
		    (Address of principal executive offices)

				 (570) 837-7114
			---------------------------------
			  Registrant's Telephone Number



Item 2.  Acquisition of Intellectual Property

     On October 26, 2001, Kingsley Coach acquired all of the right, title and interest to the intellectual property relating to two inventions. One invention incorporates into a recreational vehicle a storage compartment that forms a garage having a ramp that is easy to lower and raise, and which does not require any additional clearance to operate. A patent application for this invention is pending at the U.S. Patent Office. The other invention is a system through which gray water from the showers, sinks and washer in a recreational vehicle can be used for the toilet function. Kingsley Coach intends to use the inventions in its recreational vehicles, and believes that the new technology will give it a competitive advantage.

     The inventions were acquired from Matco, Incorporated. Matco is a Minnesota corporation. The owners of Matco are Matthew Dickenson, George D. Carlson, and Jeannie Michels. Mr. Carlson and Ms. Michels are employees of Kingsley Coach. Mr. Dickenson provides services to Kingsley Coach through arrangement with DRK Enterprises, Inc.

     In consideration of the two inventions, Kingsley Coach issued to Matco, Incorporated five million (5,000,000) shares of its common stock. The shares were valued at $.08 each ($400,000 in aggregate), which was the closing price for the common stock on October 26. The number of shares to be issued was determined by reference to the parties' understanding of the approximate fair market value of the inventions.

				 EXHIBITS

1. Technology Transfer Agreement dated October 26, 2001 between Matco, Incorporated and The Kingsley Coach, Inc.

				SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				THE KINGSLEY COACH, INC.


Dated: October 31, 2001         By: /s/ Ralph Dickenson
				-----------------------
				Ralph Dickenson
				Chief Executive Officer

		      *       *       *       *       *


							EXHIBIT 1

		      TECHNOLOGY TRANSFER AGREEMENT

     This Technology Transfer Agreement (the "Agreement") is effective as of October 26, 2001 (the "Effective Date"), between Matco, Incorporated, a Minnesota corporation having an office at 4602 230th Court N.W., St. Francis, Minnesota 55070 ("Matco"), and The Kingsley Coach, Inc., a Delaware corporation having an office at 64Old Route 522, Middleburg, PA 17842 ("Kingsley").

     WHEREAS, Matco owns all of the right, title and interest in certain intellectual property which can be useful to Kingsley in its business; and

     WHEREAS, Kingsley desires to acquire the Inventions, and Matco is willing to transfer the Inventions to Kingsley, on the terms and subject to the conditions herein.

NOW, THEREFORE, it is agreed:

				ARTICLE I

			       DEFINITIONS

     For the purpose of this Agreement the following capitalized terms are defined in this Article I and shall have the meaning specified herein:

     1.1 "Copyrights" mean (i) any copyright in any original works of author-ship fixed in any tangible medium of expression as set forth in 17 U.S.C.
Section 101 et. seq., whether registered or unregistered, including any applications for registration thereof, (ii) any corresponding foreign copyrights under the laws of any jurisdiction, in each case, whether registered or unregistered, and any applications for registration thereof, and (iii) moral rights under the laws of any jurisdiction.

     1.2 "Improvements" to Technology means (i) with respect to Copyrights, any modifications, derivative works, and translations of works of author-ship, and (ii) with respect to trade secrets and other intellectual property rights included within the definition of Technology and not covered by Sections 1.2(i) above, any improvements of Technology. For the purposes of clarification, an item of Technology will be deemed to be an Improvement of another item of Technology only if it is actually derived from such other item of Technology and not merely because it may have the same or similar functionality or use as such other item of Technology.

     1.3 "Inventions" means all of the intellectual property relating to two inventions: a recreational vehicle incorporating a garage (described on Exhibit A hereto) and a system to recycle gray water in a coach (described on Exhibit B hereto), and all drawings, models or products of any kind which have been developed or are being developed and are based on or derived from said inventions.

     1.4 "Matco Technology" means (i) the Inventions and (ii) all Technology associated with the development, design, testing, manufacture, maintenance, support, debugging, quality control, repair, use, marketing and sale of the Inventions.

     1.5 "Patents" means patents, utility models, design patents, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world and all reissues, renewals, re-examinations and extensions of any of the foregoing.

     1.6 "Technology" means technological models, algorithms, manufacturing processes, design processes, behavioral models, logic diagrams, schematics, test vectors, know-how, computer and electronic data processing and other apparatus programs and software (object code and source code), optical, hydraulic and fluidic apparatus and processes, medical chemical, biochemical, biological, macro-molecular and genetic compounds, processes, cell lines, detection and analytical devices, databases and documentation thereof, trade secrets, technical information, specifications, drawings, records, documentation, works of authorship or other creative works, Websites, ideas, knowledge, data or the like. The term Technology includes Copyrights, trade secrets and any other intellectual property rights, but expressly does not include any trademark, trade name, trade dress or service mark, or applications for registration thereof.

				  ARTICLE II

			    ASSIGNMENT OF OWNERSHIP

     2.1 Assignment. Matco hereby grants, conveys and assigns to Kingsley, by execution hereof (or, where appropriate or required, by execution of separate instruments of assignment), all its right, title and interest in and to the Matco Technology, to be held and enjoyed by Kingsley, its successors and assigns. Matco further grants, conveys and assigns to Kingsley all its right, title and interest in and to any and all causes of action and rights of recovery for past infringement of Copyrights and for past misappropriation of trade secrets in and to the Matco Technology. Matco further covenants that Matco will, without demanding any further consideration therefor, at the request and expense of Kingsley (except for the value of the time of Matco employees), do all lawful and just acts that may be or become necessary for evidencing, maintaining, recording and perfecting Kingsley's rights to such Matco Technology, including but not limited to, execution and acknowledgment of assignments and other instruments in a form reasonably required by Kingsley for each jurisdiction.

     2.2 Assignment of Patent Application. Simultaneous with the execution of this Agreement, Matco will execute and tender to Kingsley the Assignment of Patent Application which is annexed hereto as Appendix A.
In addition, Matco will provide Kingsley all reasonable assistance required in order to cause the letters patent to issue in the name of Kingsley.

     2.3 Improvements. As between the parties, after the Effective Date, Matco hereby transfers to Kingsley and Kingsley hereby retains all right, title and interest, including all intellectual property rights, in and to any Improvements to the Matco Technology made by or for Matco and/or Kingsley.

     2.4 Warranty of Non-Infringement.  Matco represents and warrants that
(a) it is the owner of the Inventions, and (b) there are no third party patents, copyrights or trade secrets that would be infringed by Kingsley's use of the Inventions in production and marketing of its coaches.
However, Matco shall not be deemed to have breached this warranty to the extent that the infringement occurs as a result of Improvements made by Kingsley. Matco shall indemnify and hold Kingsley harmless from any claims, losses or liabilities (including costs of investigation and reasonable attorney fees) arising by reason of a breach of the warranty contained in this Section 2.4.

     2.5 Assignment Disclaimer. KINGSLEY ACKNOWLEDGES AND AGREES THAT THE FOREGOING ASSIGNMENTS ARE MADE ON AN "AS IS," QUITCLAIM BASIS AND THAT MATCO HAS NOT MADE NOR WILL MAKE ANY WARRANTY WHATSOEVER, EXPRESS,
IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT AS SET
FORTH IN SECTION 2.4 ABOVE.

				  ARTICLE III

				GRANT OF SHARES

     3.1 Grant of Shares. Kingsley hereby grants to Matco Five Million (5,000,000) shares of its common stock, $.0001 par value (the "Shares"). Kingsley represents that the Shares are being issued fully-paid and non-assessable. Kingsley further represents that, prior to the issuance of the Shares, there were approximately 11,314,321 shares of its common stock issued and outstanding.

     3.2 Matco Representations. Matco represents to Kingsley that (a) it is taking the Shares for investment purposes, for its own account, and without an intention to make a distribution of the shares; (b) it is not relying on any representation regarding Kingsley other than the information in Kingsley's Annual Report on Form 10-KSB for the year ended June 30, 2001; and (c) all information regarding Kingsley which Matco has requested or which it desires to see in connection with this transaction has been made available to it.

				   ARTICLE IV

			    MISCELLANEOUS PROVISIONS

     4.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

     4.2 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Pennsylvania as to all matters regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

     4.3 Severability. If any term or other provision of this Agreement is determined by a nonappealable decision of a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

     WHEREFORE, the parties have signed this Technology Transfer Agreement effective as of the date first set forth above.


MATCO, INCORPORATED                     THE KINGSLEY COACH, INC.


By: Matthew R. Dickenson, President     By:  Ralph Dickenson, President


		      *       *       *       *       *

							     EXHIBIT A

Invention: A Recreational Vehicle Incorporating a Garage

This invention is described in the Provisional Patent Application filed in the U.S. Patent Office and accorded Serial No. 60/287,643.

The invention incorporates into a recreational vehicle a storage compartment that forms a garage having a ramp that is easy to lower and raise, and which does not require any additional clearance to operate.


		      *       *       *       *       *


							     EXHIBIT B

Invention: System to Recycle Grey Water in Coach

This invention is a system through which gray water from the showers, sinks and washer in a recreational vehicle can be used for the toilet function.



				APPENDIX A

		     ASSIGNMENT OF PATENT APPLICATION


Matco, Incorporated, a Minnesota corporation with offices at 4602 230th Court N.W., St. Francis, Minnesota 55070, in consideration of Ten Dollars and other good and sufficient considerations, the receipt of which is hereby acknowledged, by these presents has sold, assigned, transferred and set over, and by these presents sells, assigns, transfers and sets over unto The
Kingsley Coach, Inc., a Delaware corporation located at 64Old Route 522, Middleburg, PA 17842, as assignee, and its successors, assigns and legal representatives, effective at least as early as October 26, 2001 its entire right, title and interest, for all countries, in and to the invention described in an application for Letters Patent of the United States [Application Serial No. 60/287,643] executed on April 30, 2001, entitled "Recreational Vehicle Incorporating a Garage," with the inventors Jerome Carlson and Matthew Dickenson, and all the rights and privileges under any and all Letters Patent that may be granted therefor and thereon and all reissues and extensions thereof; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority rights derived from said United States application under the Patent Laws of the United States, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country or countries foreign to the United States, together with the right to file such applications; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

It hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States and any Official of any country or countries foreign to the United States, whose duty is to issue patents or other evidence or forms of industrial property on applications as aforesaid to issue the same to The Kingsley Coach, Inc., its successors, assigns and legal representatives, or to such nominees as it may designate.

It agrees that, when requested, It will, without charge to The Kingsley Coach, Inc. but at its expense, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable or convenient for securing and maintaining patents for the inventions in any and all countries and for vesting title thereto in The Kingsley Coach, Inc., its successors, assigns and legal representatives or nominees.

It authorizes and empowers The Kingsley Coach, Inc., its successors, assigns and legal representatives or nominees, to invoke and claim for any application for patent or other form of protection for the inventions filed by it or them, the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable, and to invoke and claim such right of priority without further written or oral authorization from it.

It hereby consents that a copy of this assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file or like document which may be required in any country for any purpose and more particularly in proof of the right of the assignee or nominee to claim the aforesaid benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it.

It covenants with The Kingsley Coach, Inc., its successors, assigns and legal representatives or nominees that the rights and property herein conveyed are free and clear of any encumbrance, and that it has full right to convey the same as herein expressed.

This assignment has been executed by the undersigned on the date opposite its name.

Date: October 26, 2001
				     MATCO, INCORPORATED

				     By: /s/ Matthew R. Dickenson


STATE OF                        )
						) SS:
COUNTY OF                       )

This ___ day of October, 2001 before me personally appeared Matthew Dickenson, by me personally known, and known to me to be the President of Matco, Incorporated, who acknowledged the foregoing instrument by him or her subscribed to be his or her free act and deed, which he did execute on behalf of Matco, Incorporated duly authorized therefor.

_______________________
    Notary Public